Supplement to the
Fidelity Advisor® Mega Cap Stock Fund
Class A, Class T, Class B, and Class C
August 29, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

AGII-16-01  February 12, 2016
1.885801.111

Supplement to the

Fidelity Advisor® Mega Cap Stock Fund

Class A (FGTAX), Class T (FTGRX), Class B (FGRBX), Class C (FGRCX), and Class I (FTRIX)

Classes of shares of Fidelity® Mega Cap Stock Fund

A Fund of Fidelity Hastings Street Trust

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2015

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

AGII-AGIIIB-16-01  February 12, 2016
1.881212.108